                                                                   EXHIBIT 10.32

                                                                  EXECUTION COPY


                                THIRD AMENDMENT

            THIRD AMENDMENT, dated as of October 26, 2004 (this "Amendment"), with respect to the Credit Agreement, dated as of November 22, 2002 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"), among NATIONAL WATERWORKS HOLDINGS, INC., a Delaware corporation ("Holdings"), NATIONAL WATERWORKS, INC., a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders"), J.P. MORGAN SECURITIES INC. and GOLDMAN SACHS CREDIT PARTNERS L.P., as co-syndication agents, GENERAL ELECTRIC CAPITAL CORPORATION and ANTARES CAPITAL CORPORATION, as co-documentation agents, and UBS AG, STAMFORD BRANCH, as administrative agent (the "Administrative Agent").

                              W I T N E S S E T H:

            WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower.

            WHEREAS, pursuant to the second paragraph of Section 10.1 of the Credit Agreement, the Credit Agreement may be amended with the written consent of the Administrative Agent, the Borrower and the Lenders providing replacement term loans to provide for the refinancing of all outstanding Replacement Tranche B Term Loans.

            WHEREAS, on the Replacement Tranche C Effective Date (as defined below), the Replacement Tranche C Term Loans (as defined below) will be borrowed and the proceeds thereof will be used to prepay the Replacement Tranche B Term Loans.

            WHEREAS, the Borrower has requested that certain other provisions of the Credit Agreement be modified in the manner provided for in this Amendment.

            NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises, the parties hereto hereby agree as follows:

                              SECTION I AMENDMENTS

      1.1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement shall have their defined meanings when used herein.

      1.2. Amendments to Section 1.1.

      (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions, to appear in alphabetical order:

            "Replacement Tranche C Effective Date": the Replacement Tranche C Effective Date, as defined in the Third Amendment dated as of October 26, 2004 to this Agreement.

            "Replacement Tranche C Term Commitment": as to any Replacement Tranche C Term Lender, the obligation of such Replacement Tranche C Term Lender to make a Replacement Tranche C Term Loan to the Borrower in a principal amount not to exceed the amount set forth under the heading "Replacement Tranche C Term Commitment" opposite such Replacement Tranche C Term Lender's name on Schedule 1.1AB. The original aggregate amount of the Replacement Tranche C Term Commitments is $228,750,000.

            "Replacement Tranche C Term Lender": each Lender that has a Replacement Tranche C Term Commitment or that holds a Replacement Tranche C Term Loan.

            "Replacement Tranche C Term Loan": as defined in Section 2.1.

            "Replacement Tranche C Term Loan Maturity Date": November 22, 2009.

            "Replacement Tranche C Term Percentage": as to any Replacement Tranche C Term Lender at any time, the percentage which such Replacement Tranche C Term Lender's Replacement Tranche C Term Commitment then constitutes of the aggregate Replacement Tranche C Term Commitments (or, at any time after the Replacement Tranche C Effective Date the percentage which the aggregate principal amount of such Replacement Tranche C Term Lender's Replacement Tranche C Term Loans then outstanding constitutes of the aggregate principal amount of the Replacement Tranche C Term Loans then outstanding).

      (b) The definition of "Applicable Margin" in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

            "Applicable Margin": (a) for Replacement Tranche C Term Loans and Revolving Loans (including Swingline Loans), for each Type of Loan, the rate per annum set forth under the relevant column heading below and (b) for Incremental Extensions of Credit, such per annum rates as shall be agreed to by the Borrower and the applicable Incremental Lenders as shown in the applicable Incremental Facility Activation Notice.

                                           ABR Loans          Eurodollar Loans
             Revolving Loans and
               Swingline Loans               2.00%                 3.00%
            Replacement Tranche C
                  Term Loans                 1.50%                 2.50%

            ; provided, that on and after (i) the first Adjustment Date occurring after the completion of two full fiscal quarters of the Borrower after the Closing Date, the Applicable Margin with respect to Revolving Loans and Swingline Loans will be determined pursuant to the Pricing Grid and (ii) the first Adjustment Date occurring after the completion of the first fiscal quarter of the Borrower ending after the Replacement Tranche C Effective Date, the Applicable Margin with respect to the Replacement Tranche C Term Loans shall be determined pursuant to the Pricing Grid.

      (c) The definition of "Commitment" in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

            "Commitment": as to any Lender, the sum of the Replacement Tranche C Term Commitment, Incremental Commitment and the Revolving Commitment of such Lender.

      (d) The definition of "Facility" in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

            "Facility": each of (a) the Replacement Tranche C Term Commitments of all Lenders and the Replacement Tranche C Term Loans made thereunder (the "Replacement Tranche C Term Facility"), (b) the Incremental Commitments of all Lenders having the same Incremental Facility Closing Date and the Incremental Extensions of Credit made thereunder (each, an "Incremental Facility"), and (c) the Revolving Commitments of all Lenders and the Revolving Extensions of Credit made thereunder (the "Revolving Facility").

      (e) The definition of "Final Maturity Date" in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

            "Final Maturity Date": at any time, the last to occur of (a) the Replacement Tranche C Term Loan Maturity Date or (b) any Incremental Maturity Date.

      (f) The definition of "Incremental Maturity Date" in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

            "Incremental Maturity Date": with respect to the Incremental Extensions of Credit to be made pursuant to any Incremental Facility Activation Notice, the maturity date specified in such Incremental Facility Activation Notice, which date shall be on or after the Replacement Tranche C Term Loan Maturity Date.

      (g) The definition of "Original Holdings Notes" is hereby amended in its entirety to read as follows:

            "Original Holdings Notes": any notes of Holdings issued on or after the Replacement Tranche B Effective Date in one or more series from time to time pursuant to one or more Holdings Note Indentures, provided that (a) each series of such notes shall (i)(x) be issued at a discount and not require the payment of interest in cash thereon prior to the fifth anniversary of the Replacement Tranche B Effective Date or (y) permit the payment of any interest thereon prior to such fifth anniversary in kind (it being understood that a "catch-up" payment in an amount sufficient to avoid such notes having significant original issue discount as described in Section 163(i)(2) of the Code, may be required to be made in or after the year following such fifth anniversary), (ii) be issued in a maximum aggregate amount such that the aggregate principal amount thereof that would appear on a balance sheet of Holdings as of the date of such issuance, prepared in accordance with GAAP, shall not exceed the amount which would cause the Consolidated Leverage Ratio as calculated as of the end of the last fiscal quarter prior to the issuance of such notes on a pro forma basis to include such aggregate principal amount in Consolidated Total Debt (notwithstanding that such notes shall be issued by Holdings and not the Borrower) and to exclude therefrom any Indebtedness repaid with the Net Cash Proceeds of such notes to exceed 6.00 to 1, (iii) not have a scheduled maturity or provide for any scheduled payments of principal thereon prior to the date six months after the then Final Maturity Date, (iv) not be guaranteed by or have any recourse to the assets of the Borrower or any of its Subsidiaries and (v) have representations, covenants and default provisions that are either
            (x) no more restrictive with respect to the Borrower and its Subsidiaries than the Senior Subordinated Notes or (y) otherwise are reasonably acceptable to the Administrative Agent, (b) on the date of the issuance of such notes, no Default or Event of Default shall have occurred and be continuing and (c) prior to the issuance of such notes, the Administrative Agent shall receive a certificate of the Chief Financial Officer of the Borrower stating the issuance of such notes complies with the foregoing conditions and setting forth all calculations necessary for determining such compliance. Any Original Holdings Notes shall include any accretion in the principal amount thereof and any pay-in-kind notes issued for the payment of interest thereon pursuant to the relevant Holdings Note Indenture (it being understood that the conditions in clauses (a)(ii), (b) and (c) in this definition shall not apply to any such accretion or issuance of such pay-in-kind notes). The Original Holdings Notes may take the form of Disqualified Capital Stock and, in such event, references above to payments of interest shall be deemed to refer to required or regularly scheduled dividend payments, references to notes shall be deemed to refer to capital stock, references to scheduled maturity and scheduled payments of principal shall be deemed to refer to scheduled mandatory redemption and references to principal amount shall be deemed to refer to liquidation value.

      (h) The definition of "Pricing Grid" in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

            "Pricing Grid": (a) with respect to Revolving Credit Loans (including Swingline Loans) the table set forth below:

Consolidated Leverage Ratio        Applicable Margin for    Applicable Margin   Commitment Fee Rate
                                     Eurodollar Loans         for ABR Loans
> (or equal to) 4.5 to 1.0               3.00%                  2.00%                0.50%
> (or equal to) 4.0 to 1.0 and
< 4.5 to 1.0                             2.75%                  1.75%                0.50%
> (or equal to) 3.5 to 1.0 and
< 4.0 to 1.0                             2.50%                  1.50%               0.375%
< 3.5 to 1.0                             2.25%                  1.25%               0.375%

            and (b) with respect to Replacement Tranche C Term Loans, the table set forth below:

Consolidated Leverage Ratio       Applicable Margin for     Applicable Margin for ABR
                                    Eurodollar Loans                  Loans
> (or equal to) 3.00 to 1.0              2.50%                       1.50%
< 3.00 to 1.0                            2.25%                       1.25%

            For the purposes of the Pricing Grid, changes in the Applicable Margin resulting from changes in the Consolidated Leverage Ratio shall become effective on the date (the "Adjustment Date") that is three Business Days after the date on which financial statements are delivered to the Lenders pursuant to Section 6.1 and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified in Section 6.1, then, until the date that is three Business Days after the date on which such financial statements are delivered, the highest rate set forth in each column of the Pricing Grid shall apply. In addition, at all times while an Event of Default shall have occurred and be continuing, the highest rate set forth in each column of the Pricing Grid shall apply. Each determination of the Consolidated Leverage Ratio pursuant to the Pricing Grid shall be made in a manner consistent with the determination thereof pursuant to Section 7.1.

      (i) The definition of "Term Loan Lenders" in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

            "Term Loan Lenders": the collective reference to the Replacement Tranche C Term Lenders and the Incremental Lenders that hold term loans.

      (j) The definition of "Term Loans" in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

            "Term Loans": the collective reference to the Replacement Tranche C Term Loans and the Incremental Extensions of Credit that are term loans.

      1.3. Amendments to Section 2.1.

      (a) Section 2.1 of the Credit Agreement is hereby amended by inserting the following new paragraph (a)B immediately following paragraph (a)A:

            "(a)B. Subject to the terms and conditions hereof, each Replacement Tranche C Term Lender severally agrees to make a term loan (a "Replacement Tranche C Term Loan") to the Borrower on the Replacement Tranche C Effective Date in an amount not to exceed the amount of the Replacement Tranche C Term Loan Commitment of such Replacement Tranche C Term Lender."

      (b) Clause (C) of the proviso in Section 2.1(b) is hereby amended in its entirety to read as follows:

            "(C) in the case of Incremental Extensions of Credit, the Applicable Margin (which, for such purposes only, shall be deemed to include all upfront or similar fees or original issue discount payable to all Lenders providing such Incremental Extensions of Credit, amortized over the maturity of such Incremental Extensions of Credit, but exclusive of any arrangement, structuring or other fees payable in connection therewith that are not shared with all Lenders providing such Incremental Extensions of Credit) determined as of the applicable Incremental Facility Closing Date shall not be greater than 0.25% above the Applicable Margin then in effect for Replacement Tranche C Term Loans (which, for such purposes only, shall be deemed to include all upfront or similar fees or original issue discount payable to all Replacement Tranche C Term Lenders as of the applicable Incremental Facility Closing Date, amortized over the maturity of such Replacement Tranche C Term Loans, but exclusive of any arrangement, structuring or other fees payable in connection therewith that are not shared with all Replacement Tranche C Term Lenders) (or, in the case of any Incremental Trade Credit Facility, Revolving Extensions of Credit (which, for such purposes only, shall be deemed to include any upfront fees or original issue discount paid to all Revolving Lenders as of the applicable Incremental Facility Closing Date, amortized over the maturity of such Revolving Extensions of Credit, but exclusive of any arrangement, structuring or other fees payable in connection therewith that are not shared with all Revolving Lenders))"

      1.4. Amendment to Section 2.2. Section 2.2 of the Credit Agreement is hereby amended in its entirety to read as follows:

            "2.2 Procedure for Term Loan Borrowing. The Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 11:00 A.M., New York City time, (a) three Business Days prior to the anticipated Closing Date (or, in the case of any Term Loans to be made after the Closing Date pursuant to Section 2.1(b), the requested Borrowing Date) in the case of Eurodollar Loans, or
      (b) one Business Day prior to the anticipated Closing Date (or, if applicable, the requested Borrowing Date), in the case of ABR Loans) requesting that the relevant Term Loan Lenders make Term Loans on such date and specifying the amount to be borrowed. Upon receipt of such notice the Administrative Agent shall promptly notify each relevant Term Loan Lender thereof. Not later than 12:00 Noon, New York City time, on the requested Borrowing Date each relevant Term Loan Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the Term Loan or Term Loans to be made by such Lender. The Administrative Agent shall credit the account of the Borrower on the books of such office of the Administrative Agent with the aggregate of the amounts made available to the Administrative Agent by the relevant Term Loan Lenders in immediately available funds. The requested Borrowing Date (i) for the Replacement Tranche B Term Loans made pursuant to

      Section 2.1(a)(A) shall be the Replacement Tranche B Effective Date and
      (ii) for the Replacement Tranche C Term Loans made pursuant to Section 2.1(a)(B) shall be the Replacement Tranche C Effective Date. The Borrower irrevocably authorizes the Administrative Agent to deduct from such account of the Borrower (x) the proceeds of the Replacement Tranche B Term Loans made pursuant to Section 2.1(a)(A) and apply such proceeds to the prepayment of the Tranche B Term Loans on the Replacement Tranche B Effective Date and (y) the proceeds of the Replacement Tranche C Term Loans made pursuant to Section 2.1(a)(B) and apply such proceeds to the prepayment of the Replacement Tranche B Term Loans."

      1.5. Amendment to Section 2.3. Section 2.3 of the Credit Agreement is hereby amended by inserting the following new paragraph (a)B immediately following paragraph (a)A:

            "(a)B. The Replacement Tranche C Term Loan of each Replacement Tranche C Term Lender shall mature in 20 consecutive quarterly installments and on the Replacement Tranche C Term Loan Maturity Date, each of which shall be in an amount equal to such Replacement Tranche C Term Lender's Replacement Tranche C Term Percentage multiplied by the amount set forth below opposite such installment:

               Installment                          Principal Amount
               -----------                          ----------------
            December 31, 2004                          $3,750,000
             March 31, 2005                            $3,750,000
              June 30, 2005                            $3,750,000
           September 30, 2005                          $3,750,000
            December 31, 2005                          $3,750,000
             March 31, 2006                            $5,000,000
              June 30, 2006                            $5,000,000
           September 30, 2006                          $5,000,000
            December 31, 2006                          $5,000,000
             March 31, 2007                            $6,250,000
              June 30, 2007                            $6,250,000
           September 30, 2007                          $6,250,000
            December 31, 2007                          $6,250,000
             March 31, 2008                            $6,250,000
              June 30, 2008                            $6,250,000
           September 30, 2008                          $6,250,000
            December 31, 2008                          $6,250,000
             March 31, 2009                           $35,000,000
              June 30, 2009                           $35,000,000
           September 30, 2009                         $35,000,000
            November 22, 2009                         $35,000,000"

      1.6. Amendment to Section 2.10. Section 2.10 of the Credit Agreement is hereby amended by adding the following new paragraph at the end thereof:

            "All optional prepayments of Replacement Tranche C Term Loans effected on or prior to the first anniversary of the Replacement Tranche C Effective Date with the proceeds of a substantially concurrent issuance or incurrence of new term loans under this Agreement, as amended, amended and restated, supplemented, waived or otherwise modified from time to time, shall be accompanied by a prepayment fee equal to 1% of the aggregate amount of such prepayments if the Applicable Margin (or similar interest rate spread) applicable to such new term loans is less than the Applicable Margin applicable to the Replacement Tranche C Term Loans on the date of such prepayment."

      1.7. Addition of Section 4.16B. Section 4 of the Credit Agreement is hereby amended by adding the following section following Section 4.16A thereof:

            "4.16B Replacement Tranche C Term Loan Proceeds. The proceeds of the Replacement Tranche C Term Loans shall be used on the Replacement Tranche C Effective Date to prepay the Replacement Tranche B Term Loans."

      1.8. Amendments to Section 7.6. Section 7.6 of the Credit Agreement is hereby amended by replacing clause (iv) of paragraph (j) thereof with the following new clause (iv):

            "(iv) the aggregate amount of dividends made by the Borrower pursuant to this paragraph (j) at anytime on or after January 1, 2005, shall not exceed $125,000,000,"

      1.9. Amendment to Section 7.15. Clause (iii) at the end of Section 7.15 of the Credit Agreement is hereby amended in its entirety to read as follows:

            "(iii) any restriction existing under any agreements governing Indebtedness permitted under Section 7.2(f), (g), (i) and (l)"

      1.10. Amendment to Section 8. Paragraph (l) of Section 8 is hereby amended in its entirety to read as follows:

            "(l) Holdings shall (i) conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations other than those (x) in connection with its ownership of the Capital Stock of the Borrower and beneficial ownership of the other Group Members, (y) relating to the ownership, operations and administration of the businesses of the Group Members, taken as a whole, including, without limitation, the engagement of professionals, advisors and consultants and (z) in connection with the issuance of Holdings Notes or its Capital Stock or as is otherwise expressly permitted or contemplated for it by Section 7,
            (ii) incur, create, assume or suffer to exist any Indebtedness or other material liabilities or financial obligations, except (w) nonconsensual obligations imposed by operation of law, (x) obligations pursuant to the Loan Documents to which it is a party,
            (y) obligations (including Indebtedness and Guarantee Obligations) permitted or contemplated for it by Section 7 and (z) obligations with respect to its Capital Stock, or (iii) own, lease, manage or otherwise operate any properties or assets (including cash (other than (i) cash received in connection with dividends made by the Borrower in accordance with Section 7.6 pending application in the manner contemplated by said Section and (ii) cash received in connection with the issuance of Holdings Notes pending application in the manner contemplated by Section 7.6(i) or pending application to fees and expenses incurred in connection therewith) and cash equivalents) other than the ownership of shares of Capital Stock of the Borrower or otherwise in connection with or incidental to any of the foregoing items permitted by this clause;"

      1.11. New Schedule.

      (a) The following language is added immediately following "Schedule 1.1AA" in the schedules listed on page (iv) of the Credit Agreement:

            "Schedule 1.1AB              Replacement Tranche C Term Commitments"

      (b) Schedule 1.1AB, attached hereto as Exhibit A, is hereby added to the Credit Agreement immediately following Schedule 1.1AA

      1.12. Replacement of Terms. The following sections and exhibits of the Credit Agreement are hereby amended to replace "Replacement Tranche B Term Loan", "Replacement Tranche B Term Loans", "Replacement Tranche B Lenders", "Replacement Tranche B Term Loan Maturity Date" and "Replacement Tranche B Term Percentage" with "Replacement Tranche C Term Loan", "Replacement Tranche C Term Loans", "Replacement Tranche C Term Lenders" "Replacement Tranche C Term Loan Maturity Date" and "Replacement Tranche C Term Percentage", respectively:

      (a)   Section 2.1(b);

      (b)   Section 2.3(b);

      (c)   Section 2.17;

      (d)   Exhibit K; and

      (e)   Exhibit L.

                            SECTION II MISCELLANEOUS

      2.1. Conditions to Effectiveness of Amendment. Subject to the provisions of Section 2.2 hereof, this Amendment shall become effective as of the date first set forth above upon satisfaction of the following conditions precedent (the effective date of this Amendment, the "Replacement Tranche C Effective Date"):

      (a)   Loan Documents:

            (i) Amendment. The Administrative Agent shall have received counterparts of this Amendment duly executed and delivered, by the Borrower, the Administrative Agent and each Replacement Tranche C Term Lender; and

            (ii) Reaffirmation of Guarantee and Collateral Agreement. The Administrative Agent shall have received a reaffirmation of the Guarantee and Collateral Agreement (the "Reaffirmation"), executed and delivered by an authorized officer of Holdings, the Borrower and each Subsidiary Guarantor, if any, the form of which is attached hereto as Exhibit B.

      (b) Consents, Licenses and Approvals. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower stating that all consents, authorizations, notices and filings required in connection with this Amendment, the Replacement Tranche C Term Facility, the security, collateral and guarantees for the Replacement Tranche C Term Facility (except for consents, authorizations, notices and filings which the failure to obtain or make would not reasonably be expected to have a Material Adverse Effect) are in full force and effect or have the status described therein, and the Administrative Agent shall have received evidence thereof reasonably satisfactory to it.

      (c) Legal Opinions. The Administrative Agent shall have received an executed legal opinion of O'Melveny & Myers LLP, counsel to each of Holdings and the Borrower, reasonably satisfactory in form and substance to the Administrative Agent.

      (d) Closing Certificate. The Administrative Agent shall have received a certificate from each Loan Party, dated the Replacement Tranche C Effective Date, substantially in the form of Exhibit C to the Credit Agreement, with appropriate insertions and attachments and modifications to reflect this Amendment.

      (e) Corporate Proceedings of the Loan Parties. The Administrative Agent shall have received a copy of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the board of directors of each Loan Party authorizing, as applicable, (i) the execution, delivery and performance of this Amendment, any Notes evidencing the Replacement Tranche C Term Loans, the Reaffirmation and the other Loan Documents to which such Loan Party will become a party as of the Replacement Tranche C Effective Date and (ii) the extensions of credit to such Loan Party (if any) contemplated hereunder, certified by the Secretary or an Assistant Secretary of such Loan Party as of the Replacement Tranche C Effective Date, which certificate shall be in form and substance reasonably satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified (except as any later such resolution may modify any earlier such resolution), revoked or rescinded and are in full force and effect.

      (f) Incumbency Certificates of the Loan Parties. The Administrative Agent shall have received a certificate of each Loan Party, dated the Replacement Tranche C Effective Date, as to the incumbency and signature of the officers of such Loan Party executing any Loan Document, reasonably satisfactory in form and substance to the Administrative Agent, executed by a Responsible Officer and the Secretary or any Assistant Secretary of such Loan Party.

      (g) Payment of Fees and Expenses. The Administrative Agent shall have received payment for all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel), in connection with this Amendment.

      2.2. Further Conditions Regarding Certain Provision to the Amendment. The amendment to the definition of "Original Holdings Notes" in Section 1.2(g) of this Amendment and the amendments in Sections 1.7 through 1.9 of this Amendment shall become effective as of the date first set forth above upon satisfaction of the following conditions precedent:

      (a)   The Replacement Tranche C Effective Date shall have occurred;

      (b)   The Replacement Tranche C Term Loans shall have been made; and

      (c) The Administrative Agent shall have received counterparts of this Amendment duly executed and delivered, or consented to in a manner satisfactory to the Administrative Agent, by the Required Lenders, determined after giving effect to the making of the Replacement Tranche C Term Loans and the use of the proceeds thereof to prepay the Replacement Tranche B Term Loans.

      2.3. Representations and Warranties.

      (a) The Borrower represents and warrants to each Lender that as of the effective date of this Amendment: (i) this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors' rights generally, by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and an implied covenant of good faith and fair dealing; (ii) the representations and warranties made by the Loan Parties in the Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date); and (iii) no Default or Event of Default shall have occurred and be continuing as of the date hereof.

      (b)   (i)   The audited consolidated balance sheets of the Borrower and its Subsidiaries as at December 31, 2003, and the related consolidated statements of income and of cash flows for the fiscal year ended December 31, 2003, reported on by and accompanied by an unqualified report from KPMG LLP, copies of each of which have heretofore been furnished to the Administrative Agent and each Replacement Tranche C Term Lender, present fairly, in all material respects, the consolidated financial condition of the Borrower and its Subsidiaries as at such date, and the consolidated results of its operations and its consolidated cash flows for the fiscal year then ended. The unaudited consolidated balance sheet of the Borrower and its Subsidiaries as at June 27, 2004, and the related unaudited consolidated statements of income and cash flows for the three-month period ended on such date, present fairly, in all material respects, the consolidated financial condition of the Borrower as at such date, and the consolidated results of its operations and its consolidated cash flows for the three-month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein and, in the case of the unaudited financial statements referred to in the preceding sentence, except for the absence in footnotes) and the applicable rules and regulation of the Securities Act. As of December 31, 2003, neither Holdings nor any of its Subsidiaries has any material Guarantee Obligations, contingent liabilities and liabilities for taxes, or any long-term leases or unusual forward or long-term commitments, including any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, that are not reflected in the most recent financial statements as of and for the fiscal year ended December 31, 2003.

            (ii) Since December 31, 2003 (i) there have not been any events or states of fact which individually or in the aggregate would have a Material Adverse Effect, and (ii) no change has occurred or is threatened which individually or in the aggregate has had or is continuing to have a material adverse effect on the prospects of the Borrower and its Subsidiaries taken as a whole.

      2.4. Mortgages. With respect to each of the Mortgages, to the extent reasonably requested by the Administrative Agent, within sixty (60) days following the Replacement Tranche C Effective Date, the Loan Party signatory thereto shall execute and deliver a mortgage amendment, which has the effect of including all obligations of the Loan Parties in respect of the Replacement Tranche C Term Loans as secured obligations under such Mortgage, and furnish a title report with respect to each Mortgaged Property, in each case form and substance reasonably satisfactory to the Administrative Agent.

      2.5. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. The execution and delivery of the Amendment by any Lender shall be binding upon each of its successors and assigns (including Transferees of its commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

      2.6. Continuing Effect; No Other Amendments. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. This Amendment shall not constitute a Amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a Amendment or consent to any further or future action on the part of the Borrower that would require a Amendment or consent of the Required Lenders or Lenders, as the case may be, or the Administrative Agent. This Amendment shall constitute a Loan Document.

      2.7. Payment of Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred to date in connection with this Amendment and the other Loan Documents, including, without limitation, the reasonable fees and disbursements of legal counsel to the Administrative Agent.

      2.8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                     [REST OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                NATIONAL WATERWORKS, INC.

                                By:   /s/ Mechelle Slaughter
                                      ------------------------------------------
                                      Name: Mechelle Slaughter
                                      Title: CFO & Secretary

                                NATIONAL WATERWORKS HOLDINGS, INC.

                                By:   /s/ Mechelle Slaughter
                                      ------------------------------------------
                                      Name: Mechelle Slaughter
                                      Title: CFO & Secretary

                                UBS AG, STAMFORD BRANCH, as Administrative Agent and as a Lender

                                By:   /s/ Wilfred V. Saint
                                      ------------------------------------------
                                      Name: Wilfred V. Saint
                                      Title: Director Banking Products
                                             Services, US

                                By:   /s/ Doris Mesa
                                      ------------------------------------------
                                      Name: Doris Mesa
                                      Title: Associate Director Banking Products
                                             Services, US

                                Allstate Life Insurance Company
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Chris Goergen
                                      ------------------------------------------
                                      Name: Chris Goergen
                                      Title: Authorized Signatory

                                By:   /s/ Charles D. Mires
                                      ------------------------------------------
                                      Name: Charles D. Mires
                                      Title: Authorized Signatory


Signature Pages to Third Amendment

                                AIMCO CDO Series 2000-A
                                as a Replacement Tranche C Term Lender


                                By:   /s/ Chris Goergen
                                      ------------------------------------------
                                      Name: Chris Goergen
                                      Title: Authorized Signatory

                                By:   /s/ Charles D. Mires
                                      ------------------------------------------
                                      Name: Charles D. Mires
                                      Title: Authorized Signatory

                                AIMCO CLO Series 2001-A
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Chris Goergen
                                      ------------------------------------------
                                      Name: Chris Goergen
                                      Title: Authorized Signatory

                                By:   /s/ Charles D. Mires
                                      ------------------------------------------
                                      Name: Charles D. Mires
                                      Title: Authorized Signatory

                                as a Replacement Tranche C Term Lender

                                Monument Capital Ltd., as Assignee
                                By:  Alliance Capital Management L.P.,
                                as Investment Manager
                                By: Alliance Capital Management Corporation, as General Partner

                                By:   /s/ Joel Serebransky
                                      ------------------------------------------
                                      Name: Joel Serebransky
                                      Title: Senior Vice President

                                New Alliance Global CDO, Limited
                                By:  Alliance Capital Management L.P.,
                                as Sub-advisor
                                By: Alliance Capital Management Corporation, as General Partner

                                By:   /s/ Joel Serebransky
                                      ------------------------------------------
                                      Name: Joel Serebransky
                                      Title: Senior Vice President

                                UBS AG, STAMFORD BRANCH, as Administrative Agent and as a Lender

                                By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                Antares Capital Corporation

                                By:   /s/ Tyler W. Lindblad
                                      ------------------------------------------
                                      Name: Tyler W. Lindblad
                                      Title: Director

                                Mariner CDO 2002, Ltd

                                By: Antares Asset Management Inc.,
                                      As Collateral Manager

                                By:   /s/ Tyler W. Lindblad
                                      ------------------------------------------
                                      Name: Tyler W. Lindblad
                                      Title: Vice President

                                Navigator CDO 2003, Ltd
                                By: Antares Asset Management Inc.,
                                      As Collateral Manager

                                By:   /s/ Tyler W. Lindblad
                                      ------------------------------------------
                                      Name: Tyler W. Lindblad
                                      Title: Vice President

                                THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND as a Replacement Tranche C Term Lender

                                By:   /s/ Geraldine Hannon
                                      ------------------------------------------
                                      Name: Geraldine Hannon
                                      Title: Authorised Signatory

                                By:   /s/ Niamh Murphy
                                      ------------------------------------------
                                      Name: Niamh Murphy
                                      Title: Authorised Signatory

                                THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND as a Revolving Credit Lender

                                By:   /s/ Geraldine Hannon
                                      ------------------------------------------
                                      Name: Geraldine Hannon
                                      Title: Authorised Signatory

                                By:   /s/ Niamh Murphy
                                      ------------------------------------------
                                      Name: Niamh Murphy
                                      Title: Authorised Signatory

                                Hanover Square CLO Ltd.
                                By:  Blackstone Debt Advisors L.P.
                                As Collateral Manager
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Dean Criares
                                      ------------------------------------------
                                      Name: Dean Criares
                                      Title: Managing Director

                                Union Square CDO Ltd.
                                By:  Blackstone Debt Advisors L.P.
                                As Collateral Manager
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Dean Criares
                                      ------------------------------------------
                                      Name: Dean Criares
                                      Title: Managing Director

                                CALYON NEW YORK BRANCH
                                as a Revolving Credit Lender

                                By:   /s/ Alex Averbukh
                                      ------------------------------------------
                                      Name: Alex Averbukh
                                      Title: Director

                                CALYON NEW YORK BRANCH
                                as a Revolving Credit Lender

                                By:   /s/ W. Michael George
                                      ------------------------------------------
                                      Name: W. Michael George
                                      Title: Managing Director

                                CALYON NEW YORK BRANCH
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Alex Averbukh
                                      ------------------------------------------
                                      Name: Alex Averbukh
                                      Title: Director

                                CALYON NEW YORK BRANCH
                                as a Replacement Tranche C Term Lender

                                By:   /s/ W. Michael George
                                      ------------------------------------------
                                      Name: W. Michael George
                                      Title: Managing Director

                                Carlyle High Yield Partners II, Ltd.
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Linda Pace
                                      ------------------------------------------
                                      Name: Linda Pace
                                      Title: Managing Director

                                Carlyle High Yield Partners III, Ltd.
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Linda Pace
                                      ------------------------------------------
                                      Name: Linda Pace
                                      Title: Managing Director

                                Carlyle High Yield Partners IV, Ltd.
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Linda Pace
                                      ------------------------------------------
                                      Name: Linda Pace
                                      Title: Managing Director

                                Carlyle Loan Opportunity Fund
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Linda Pace
                                      ------------------------------------------
                                      Name: Linda Pace
                                      Title: Managing Director

                                Olympic CLO I
                                as a Replacement Tranche C Term Lender

                                By:   /s/ John M. Casparian
                                      ------------------------------------------
                                      Name: John M. Casparian
                                      Title: Chief Operating Officer
                                             Centre Pacific, Manager

                                Sierra CLO I
                                as a Replacement Tranche C Term Lender

                                By:   /s/ John M. Casparian
                                      ------------------------------------------
                                      Name: John M. Casparian
                                      Title: Chief Operating Officer
                                             Centre Pacific, Manager

                                Citigroup Investments Corporate Loan Fund Inc.
                                By: Travelers Asset Management International Company LLC as a Replacement Tranche C Term Lender

                                By:   /s/ John O'Connell
                                      ------------------------------------------
                                      Name: John O'Connell
                                      Title: Vice President

                                Columbus Loan Funding Ltd.
                                By: Travelers Asset Management International Company LLC as a Replacement Tranche C Term Lender

                                By:   /s/ John O'Connell
                                      ------------------------------------------
                                      Name: John O'Connell
                                      Title: Vice President

                                CHASE LINCOLN FIRST COMMERCIAL
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Thomas H. Kozlark
                                      ------------------------------------------
                                      Name: Thomas H. Kozlark
                                      Title: Vice President

                                CHASE LINCOLN FIRST COMMERCIAL
                                as a Revolving Credit Lender

                                By:   /s/ Thomas H. Kozlark
                                      ------------------------------------------
                                      Name: Thomas H. Kozlark
                                      Title: Vice President

                                Atrium CDO
                                as a Replacement Tranche C Term Lender

                                By:   /s/ David H. Lerner
                                      ------------------------------------------
                                      Name: David H. Lerner
                                      Title: Authorized Signatory

                                CSAM Funding I
                                as a Replacement Tranche C Term Lender

                                By:   /s/ David H. Lerner
                                      ------------------------------------------
                                      Name: David H. Lerner
                                      Title: Authorized Signatory

                                CSAM Funding II
                                as a Replacement Tranche C Term Lender

                                By:   /s/ David H. Lerner
                                      ------------------------------------------
                                      Name: David H. Lerner
                                      Title: Authorized Signatory

                                CSAM Funding III
                                as a Replacement Tranche C Term Lender

                                By:   /s/ David H. Lerner
                                      ------------------------------------------
                                      Name: David H. Lerner
                                      Title: Authorized Signatory

                                First Dominion Funding II
                                as a Replacement Tranche C Term Lender

                                By:   /s/ David H. Lerner
                                      ------------------------------------------
                                      Name: David H. Lerner
                                      Title: Authorized Signatory

                                BRYN MAWR CLO LTD.
                                By: Deerfield Capital Management LLC,
                                      As its Collateral Manager
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Dan Hattori
                                      ------------------------------------------
                                      Name: Dan Hattori
                                      Title: Senior Vice President

                                FOREST CREEK CLO LTD.
                                By: Deerfield Capital Management LLC,
                                      As its Collateral Manager
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Dan Hattori
                                      ------------------------------------------
                                      Name: Dan Hattori
                                      Title: Senior Vice President

                                LONG GROVE CLO LTD.
                                By: Deerfield Capital Management LLC,
                                      As its Collateral Manager
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Dan Hattori
                                      ------------------------------------------
                                      Name: Dan Hattori
                                      Title: Senior Vice President

                                MUIRFIELD TRADING LLC
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Meredith J. Koslick
                                      ------------------------------------------
                                      Name: Meredith J. Koslick
                                      Title: Assistant Vice President

                                ROSEMONT CLO LTD.
                                By: Deerfield Capital Management LLC,
                                      As its Collateral Manager
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Dan Hattori
                                      ------------------------------------------
                                      Name: Dan Hattori
                                      Title: Senior Vice President

                                SEQUILS-CUMBERLAND I, LTD.
                                By: Deerfield Capital Management LLC,
                                      As its Collateral Manager
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Dan Hattori
                                      ------------------------------------------
                                      Name: Dan Hattori
                                      Title: Senior Vice President

                                BIG SKY III SENIOR LOAN TRUST
                                By: EATON VANCE MANAGEMENT
                                      AS INVESTMENT ADVISOR
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Michael B. Botthof
                                      ------------------------------------------
                                      Name: Michael B. Botthof
                                      Title: Vice President

                                BIG SKY SENIOR LOAN FUND, LTD.
                                By: EATON VANCE MANAGEMENT
                                      AS INVESTMENT ADVISOR
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Michael B. Botthof
                                      ------------------------------------------
                                      Name: Michael B. Botthof
                                      Title: Vice President

                                COSTANTINUS EATON VANCE CDO V, LTD.
                                By: EATON VANCE MANAGEMENT
                                      AS INVESTMENT ADVISOR
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Michael B. Botthof
                                      ------------------------------------------
                                      Name: Michael B. Botthof
                                      Title: Vice President

                                EATON VANCE CDO II, LTD.
                                By: EATON VANCE MANAGEMENT
                                      AS INVESTMENT ADVISOR
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Michael B. Botthof
                                      ------------------------------------------
                                      Name: Michael B. Botthof
                                      Title: Vice President

                                EATON VANCE CDO III, LTD.
                                By: EATON VANCE MANAGEMENT
                                      AS INVESTMENT ADVISOR
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Michael B. Botthof
                                      ------------------------------------------
                                      Name: Michael B. Botthof
                                      Title: Vice President

                                EATON VANCE CDO VI, LTD.
                                By: EATON VANCE MANAGEMENT
                                      AS INVESTMENT ADVISOR
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Michael B. Botthof
                                      ------------------------------------------
                                      Name: Michael B. Botthof
                                      Title: Vice President

                                EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
                                By: EATON VANCE MANAGEMENT
                                      AS INVESTMENT ADVISOR
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Michael B. Botthof
                                      ------------------------------------------
                                      Name: Michael B. Botthof
                                      Title: Vice President

                                EATON VANCE LIMITED DURATION INCOME FUND
                                By: EATON VANCE MANAGEMENT
                                      AS INVESTMENT ADVISOR
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Michael B. Botthof
                                      ------------------------------------------
                                      Name: Michael B. Botthof
                                      Title: Vice President

                                EATON VANCE SENIOR FLOATING-RATE TRUST
                                By: EATON VANCE MANAGEMENT
                                      AS INVESTMENT ADVISOR
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Michael B. Botthof
                                      ------------------------------------------
                                      Name: Michael B. Botthof
                                      Title: Vice President

                                EATON VANCE SENIOR INCOME TRUST
                                By: EATON VANCE MANAGEMENT
                                      AS INVESTMENT ADVISOR
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Michael B. Botthof
                                      ------------------------------------------
                                      Name: Michael B. Botthof
                                      Title: Vice President

                                EATON VANCE FLOATING-RATE INCOME TRUST
                                By: EATON VANCE MANAGEMENT
                                      AS INVESTMENT ADVISOR
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Michael B. Botthof
                                      ------------------------------------------
                                      Name: Michael B. Botthof
                                      Title: Vice President

                                GRAYSON & CO
                                By: BOSTON MANAGEMENT AND RESEARCH AS
                                      INVESTMENT ADVISOR
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Michael B. Botthof
                                      ------------------------------------------
                                      Name: Michael B. Botthof
                                      Title: Vice President

                                OXFORD STRATEGIC INCOME FUND
                                By: EATON VANCE MANAGEMENT
                                      AS INVESTMENT ADVISOR
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Michael B. Botthof
                                      ------------------------------------------
                                      Name: Michael B. Botthof
                                      Title: Vice President

                                SENIOR DEBT PORTFOLIO
                                By: BOSTON MANAGEMENT AND RESEARCH as
                                      Investment Advisor
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Michael B. Botthof
                                      ------------------------------------------
                                      Name: Michael B. Botthof
                                      Title: Vice President

                                TOLLI & CO.
                                By: EATON VANCE MANAGEMENT
                                      AS INVESTMENT ADVISOR
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Michael B. Botthof
                                      ------------------------------------------
                                      Name: Michael B. Botthof
                                      Title: Vice President

                                Fidelity Advisor Deries II: Fidelity Advisor
                                Floating Rate High Income Fund
                                as a Replacement Tranche C Term Lender

                                By:   /s/ John H. Costello
                                      ------------------------------------------
                                      Name: John H. Costello
                                      Title: Assistant Treasurer

                                Flagship CLO II
                                By:  Flagship Capital Management, Inc.
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Eric S. Meyer
                                      ------------------------------------------
                                      Name: Eric S. Meyer
                                      Title: Director

                                Franklin CLO III, Limited
                                as a Replacement Tranche C Term Lender

                                By:   /s/ David Ardini
                                      ------------------------------------------
                                      Name: David Ardini
                                      Title: Vice President

                                FRANKLIN CLO IV, LIMITED
                                as a Replacement Tranche C Term Lender

                                By:   /s/ David Ardini
                                      ------------------------------------------
                                      Name: David Ardini
                                      Title: Vice President

                                FRANKLIN FLOATING RATE DAILY ACCESS FUND as a Replacement Tranche C Term Lender

                                By:   /s/ Richard Hsu
                                      ------------------------------------------
                                      Name: Richard Hsu
                                      Title: Vice President

                                Franklin Floating Rate Master Series
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Richard Hsu
                                      ------------------------------------------
                                      Name: Richard Hsu
                                      Title: Vice President

                                Franklin Floating Rate Trust
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Richard Hsu
                                      ------------------------------------------
                                      Name: Richard Hsu
                                      Title: Vice President

                                General Electric Capital Corporation
                                As a Replacement Tranche C Term Lender

                                By:   /s/ Brian P. Schwinn
                                      ------------------------------------------
                                      Name: Brian P. Schwinn
                                      Title: Duly Authorized Signatory

                                General Electric Capital Corporation
                                as a Revolving Credit Lender

                                By:   /s/ Michael J. Donnelly
                                      ------------------------------------------
                                      Name: Michael J. Donnelly
                                      Title: SVP

                                GE Business Capital Corporation
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Michael J. Donnelly
                                      ------------------------------------------
                                      Name: Michael J. Donnelly
                                      Title: SVP

                                GE Business Capital Corporation
                                as a Revolving Credit Lender

                                By:   /s/ Michael J. Donnelly
                                      ------------------------------------------
                                      Name: Michael J. Donnelly
                                      Title: SVP

                                State Street Bank and Trust Company as Trustee for GMAM Group Pension Trust I as a Replacement Tranche C Term Lender

                                By:   /s/ Russell Ricciardi
                                      ------------------------------------------
                                      Name: Russell Ricciardi
                                      Title: CSO

                                State Street Bank and Trust Company as Trustee for General Motors Welfare Benefit Trust as a Replacement Tranche C Term Lender

                                By:   /s/ Russell Ricciardi
                                      ------------------------------------------
                                      Name: Russell Ricciardi
                                      Title: CSO

                                GoldenTree Loan Opportunities II, Limited
                                By: GoldenTree Asset Management, LP
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Frederick S. Haddad
                                      ------------------------------------------
                                      Name: Frederick S. Haddad
                                      Title: Portfolio Manager

                                GoldenTree Loan Opportunities I, Limited
                                By: GoldenTree Asset Management, LP
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Frederick S. Haddad
                                      ------------------------------------------
                                      Name: Frederick S. Haddad
                                      Title: Portfolio Manager

                                GOLDMAN SACHS CREDIT PARTNERS, L.P.
                                As a Revolving Credit Lender

                                By:   /s/ Robert Schatzman
                                      ------------------------------------------
                                      Name: Robert Schatzman
                                      Title: Authorized Signatory

                                ING PRIME RATE TRUST
                                As a Replacement Tranche C Term Lender
                                By: ING Investment Management, Co.
                                As its investment manager

                                By:   /s/ Theodore M. Haag
                                      ------------------------------------------
                                      Name: Theodore M. Haag
                                      Title: Vice President

                                ING SENIOR INCOME FUND
                                As a Replacement Tranche C Term Lender
                                By: ING Investment Management, Co.
                                As its investment manager

                                By:   /s/ Theodore M. Haag
                                      ------------------------------------------
                                      Name: Theodore M. Haag
                                      Title: Vice President

                                SEQUILS-PILGRIM I, LTD,
                                As a Replacement Tranche C Term Lender
                                By: ING Investments, LLC
                                As its investment manager

                                By:   /s/ Theodore M. Haag
                                      ------------------------------------------
                                      Name: Theodore M. Haag
                                      Title: Vice President

                                Venture CDO 2002, Limited
                                By its investment advisor MJX Asset Management
                                LLC

                                By:   /s/ Atha Baugh
                                      ------------------------------------------
                                      Name: Atha Baugh
                                      Title:


                                Venture II CDO, Limited
                                By its investment advisor MJX Asset Management
                                LLC

                                By:   /s/ Atha Baugh
                                      ------------------------------------------
                                      Name: Atha Baugh
                                      Title:


                                As a Replacement Tranche C Term Lender

                                Longhorn CDO III, LTD.
                                By: Merrill Lynch Investment Managers, L.P.
                                As Investment Advisor

                                By:   /s/ Anthony Heyman
                                      ------------------------------------------
                                      Name: Anthony Heyman
                                      Title: Authorized Signatory

                                Longhorn CDO (Cayman) LTD
                                By: Merrill Lynch Investment Managers, L.P.
                                As Investment Advisor

                                By:   /s/ Anthony Heyman
                                      ------------------------------------------
                                      Name: Anthony Heyman
                                      Title: Authorized Signatory

                                Morgan Stanley Prime Income Trust
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Elizabeth Bodisch
                                      ------------------------------------------
                                      Name: Elizabeth Bodisch
                                      Title: Authorized Signatory

                                NATEXIS BANQUES POPULAIRES
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Frank H. Madden, Jr.
                                      ------------------------------------------
                                      Name: Frank H. Maden, Jr.
                                      Title: Vice President & Group Manager

                                By:   /s/ William J. Burke
                                      ------------------------------------------
                                      Name: William J. Burke
                                      Title: Vice President

                                as a Replacement Tranche C Term Lender

                                By:   /s/
                                      ------------------------------------------
                                      Name:
                                      Title:

                                OAK HILL CREDIT PARTNERS III, LIMITED
                                By: Oak Hill CLO Management III, LLC
                                As Investment Manager

                                By:   /s/ Scott D. Krase
                                      ------------------------------------------
                                      Name: Scott D. Krase
                                      Title: Authorized Person
                                as a Replacement Tranche C Term Lender

                                By:   /s/
                                      ------------------------------------------
                                      Name:
                                      Title:

                                OAK HILL CREDIT PARTNERS I, LIMITED
                                By: Oak Hill CLO Management I, LLC
                                As Investment Manager

                                By:   /s/ Scott D. Krase
                                      ------------------------------------------
                                      Name: Scott D. Krase
                                      Title: Authorized Person

                                as a Replacement Tranche C Term Lender

                                By:   /s/
                                      ------------------------------------------
                                      Name:
                                      Title:

                                OAK HILL CREDIT PARTNERS II, LIMITED
                                By: Oak Hill CLO Management II, LLC
                                As Investment Manager

                                By:   /s/ Scott D. Krase
                                      ------------------------------------------
                                      Name: Scott D. Krase
                                      Title: Authorized Person

                                HarbourView CLO IV, Ltd.
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Lisa Chaffee
                                      ------------------------------------------
                                      Name: Lisa Chaffee
                                      Title: Manager

                                HarbourView CLO V, Ltd.
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Lisa Chaffee
                                      ------------------------------------------
                                      Name: Lisa Chaffee
                                      Title: Manager

                                Oppenheimer Senior Floating Rate Fund
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Lisa Chaffee
                                      ------------------------------------------
                                      Name: Lisa Chaffee
                                      Title: Manager

                                PPM SHADOW CREEK FUNDING LLC
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Meredith J. Koslick
                                      ------------------------------------------
                                      Name: Meredith J. Koslick
                                      Title: Assistant Vice President

                                PPM SPYGLASS FUNDING TRUST
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Diana M. Himes
                                      ------------------------------------------
                                      Name: Diana M. Himes
                                      Title: Authorized Agent

                                Dryden III-Leveraged Loan CDO 2002,
                                By Prudential Investment Management, Inc.,
                                As Collateral Manager

                                as a Replacement Tranche C Term Lender

                                By:   /s/ Illegible
                                      ------------------------------------------
                                      Name:
                                      Title: Vice President

                                Stanfield Carrera CLO, Ltd.
                                By:  Stanfield Capital Partners LLC
                                As its Asset Manager

                                as a Replacement Tranche C Term Lender

                                By:   /s/ Stephen M. Alfieri
                                      ------------------------------------------
                                      Name: Stephen M. Alfieri
                                      Title: Director

                                Stanfield Arbitrage CDO, Ltd.
                                By: Stanfield Capital Partners LLC
                                As its Collateral Manager

                                as a Replacement Tranche C Term Lender

                                By:   /s/ Stephen M. Alfieri
                                      ------------------------------------------
                                      Name: Stephen M. Alfieri
                                      Title: Director

                                SunAmerica Life Insurance Company
                                By: AIG Global Investment Corp.,
                                Its Investment Advisor
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Julie Bothamley
                                      ------------------------------------------
                                      Name: Julie Bothamley
                                      Title: Vice President

                                Galaxy CLO 1999-1, Ltd.
                                By: AIG Global Investment Corp.,
                                Its Collateral Manager
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Julie Bothamley
                                      ------------------------------------------
                                      Name: Julie Bothamley
                                      Title: Vice President

                                Inner Harbor 2001-1 CBO with T. Rowe Price as Collateral Manager as a Replacement Tranche C Term Lender

                                By:   /s/ Kevin Loome
                                      ------------------------------------------
                                      Name: Kevin Loome
                                      Title: Portfolio Manager Vice President

                                as a Replacement Tranche C Term Lender
                                C-SQUARED CDO LTD.
                                By: TCW Advisors, Inc., as its Portfolio Manager

                                By:   /s/ Jonathan R. Insull
                                      ------------------------------------------
                                      Name: Jonathan R. Insull
                                      Title: Managing Director
                                as a Replacement Tranche C Term Lender
                                FIRST 2004-I CLO, LTD.
                                By: TCW Advisors, Inc., its Collateral Manager

                                By:   /s/ Jonathan R. Insull
                                      ------------------------------------------
                                      Name: Jonathan R. Insull
                                      Title: Managing Director

                                By:   /s/ Richard F. Kurth
                                      ------------------------------------------
                                      Name: Richard F. Kurth
                                      Title: Senior Vice President

                                as a Replacement Tranche C Term Lender
                                FIRST 2004-II CLO, LTD.
                                By: TCW Advisors, Inc., its Collateral Manager

                                By:   /s/ Richard F. Kurth
                                      ------------------------------------------
                                      Name: Richard F. Kurth
                                      Title: Senior Vice President

                                By:   /s/ Jonathan R. Insull
                                      ------------------------------------------
                                      Name: Jonathan R. Insull
                                      Title: Managing Director

                                as a Replacement Tranche C Term Lender
                                LOAN FUNDING I LLC, a wholly owned subsidiary of Citibank, N.A.
                                By: TCW Advisors, Inc., as portfolio manager of Loan Funding I LLC

                                By:   /s/ Richard F. Kurth
                                      ------------------------------------------
                                      Name: Richard F. Kurth
                                      Title: Senior Vice President

                                By:   /s/ Jonathan R. Insull
                                      ------------------------------------------
                                      Name: Jonathan R. Insull
                                      Title: Managing Director

                                as a Replacement Tranche C Term Lender
                                VELOCITY CLO, LTD.
                                By: TCW Advisors, Inc., its Collateral Manager

                                By:   /s/ Richard F. Kurth
                                      ------------------------------------------
                                      Name: Richard F. Kurth
                                      Title: Senior Vice President

                                By:   /s/ Jonathan R. Insull
                                      ------------------------------------------
                                      Name: Jonathan R. Insull
                                      Title: Managing Director

                                as a Replacement Tranche C Term Lender
                                TCW SELECT LOAN FUND, LIMITED
                                By: TCW Advisors, Inc. as its Collateral Manager

                                By:   /s/ Richard F. Kurth
                                      ------------------------------------------
                                      Name: Richard F. Kurth
                                      Title: Senior Vice President

                                By:   /s/ Jonathan R. Insull
                                      ------------------------------------------
                                      Name: Jonathan R. Insull
                                      Title: Managing Director

                                Toronto Dominion (New York), Inc.
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Fikree Masood
                                      ------------------------------------------
                                      Name: Fikree Masood
                                      Title: Vice President

                                CITICORP INSURANCE AND INVESTMENT TRUST
                                as a Replacement Tranche C Term Lender

                                BY TRAVELERS ASSET MANAGEMENT INTERNATIONAL
                                COMPANY, LLC

                                By:   /s/ Allen Cantrell
                                      ------------------------------------------
                                      Name: Allen Cantrell
                                      Title: Investment Officer

                                THE TRAVELERS INSURANCE COMPANY
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Allen Cantrell
                                      ------------------------------------------
                                      Name: Allen Cantrell
                                      Title: Investment Officer

                                Tuscany CDO, Limited by PPM America, Inc., as Collateral Manager as a Replacement Tranche C Term Lender

                                By:   /s/ David C. Wagner
                                      ------------------------------------------
                                      Name: David C. Wagner
                                      Title: Managing Director

                                UBS AG, STAMFORD BRANCH
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Wilfred V. Saint
                                      ------------------------------------------
                                      Name: Wilfred V. Saint
                                      Title: Director Banking Products
                                             Services, US

                                By:   /s/ Doris Mesa
                                      ------------------------------------------
                                      Name: Doris Mesa
                                      Title: Associate Director Banking Products
                                             Services, US

                                UBS AG, STAMFORD BRANCH
                                as a Revolving Credit Lender

                                By:   /s/ Wilfred V. Saint
                                      ------------------------------------------
                                      Name: Wilfred V. Saint
                                      Title: Director Banking Products
                                             Services, US

                                By:   /s/ Doris Mesa
                                      ------------------------------------------
                                      Name: Doris Mesa
                                      Title: Associate Director Banking Products
                                             Services, US

                                VAN KAMPEN SENIOR INCOME TRUST
                                By:  Van Kampen Investment Advisory Corp.
                                as a Replacement Tranche C Term Lender

                                By:   /s/ Darvin Pierce
                                      ------------------------------------------
                                      Name: Darvin Pierce
                                      Title: Executive Director

EXHIBIT A

                                                                  Schedule 1.1AB

                     Replacement Tranche C Term Commitments

Name                                                                                          Replacement Tranche C
                                                                                                 Term Commitment
AIMCO CDO SERIES 2000 A                                                                                 $933,673.30
AIMCO CLO SERIES 2001-A                                                                                 $933,673.48
ALLIANCE - MONUMENT CAPITAL LTD.                                                                      $2,801,020.41
ALLIANCE - NEW ALLIANCE GLOBAL CDO, LIMITED                                                           $1,867,346.94
ALLSTATE LIFE INSURANCE COMPANY                                                                       $2,801,020.41
ANTARES - ANTARES CAPITAL CORPORATION                                                                 $3,660,000.00
THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND                                                       $4,668,367.35
BLACKSTONE - HANOVER SQUARE CLO LTD.                                                                  $3,734,693.87
BLACKSTONE - UNION SQUARE CDO LTD.                                                                    $1,867,346.94
CALYON NEW YORK BRANCH                                                                                $1,867,346.94
CARLYLE - CARLYLE HIGH YIELD PARTNERS III, LTD.                                                         $933,673.48
CARLYLE - CARLYLE HIGH YIELD PARTNERS II, LTD.                                                          $933,673.48
CARLYLE - CARLYLE HIGH YIELD PARTNERS IV, LTD.                                                          $933,673.48
CARLYLE - CARLYLE LOAN OPPORTUNITY FUND                                                                 $933,673.48
CENTRE PACIFIC - OLYMPIC CLO I                                                                        $1,867,346.94
CENTRE PACIFIC - SIERRA CLO I                                                                         $1,867,346.94
CGAM - CITIGROUP INVESTMENTS CORPORATE LOAN FUND INC.                                                   $933,673.48
CGAM - COLUMBUS LOAN FUNDING LTD.                                                                       $933,673.48
CHASE LINCOLN FIRST COMMERCIAL                                                                        $1,750,637.57
CSAM - ATRIUM CDO                                                                                       $933,673.48
CSAM - CSAM FUNDING I                                                                                 $1,867,346.94
CSAM - CSAM FUNDING II                                                                                $2,100,765.30
CSAM - CSAM FUNDING III                                                                               $3,267,857.13
CSAM - FIRST DOMINION FUNDING II                                                                      $3,034,438.76
DEERFIELD - BRYN MAWR CLO LTD.                                                                        $1,792,653.05
DEERFIELD - FOREST CREEK CLO LTD.                                                                     $1,792,653.05
DEERFIELD - LONG GROVE CLO LTD.                                                                         $896,326.52
DEERFIELD - MUIRFIELD TRADING LLC                                                                       $401,479.59
DEERFIELD - ROSEMONT CLO LTD.                                                                         $1,792,653.05
DEERFIELD - SEQUILS-CUMBERLAND I, LTD.                                                                $2,660,969.39
EV - BIG SKY III SENIOR LOAN TRUST                                                                    $1,867,347.00
EV - BIG SKY SENIOR LOAN FUND, LTD.                                                                   $1,700,255.11
EV - COSTANTINUS EATON VANCE CDO V, LTD.                                                              $2,801,020.41

EV - EATON VANCE CDO II, LTD.                                                                           $700,255.11
EV - EATON VANCE CDO III, LTD.                                                                        $2,334,183.67
EV - EATON VANCE CDO VI LTD.                                                                          $1,867,346.94
EV - EATON VANCE INSTITUTIONAL SENIOR LOAN FUND                                                       $1,867,346.94
EV - EATON VANCE LIMITED DURATION INCOME FUND                                                         $4,201,530.61
EV - EATON VANCE SENIOR FLOATING-RATE TRUST                                                           $1,000,000.00
EV - EATON VANCE SENIOR INCOME TRUST                                                                  $1,400,510.22
EV - EATON VANCE FLOATING-RATE INCOME TRUST                                                           $4,000,000.00
EV - GRAYSON & CO                                                                                     $5,508,686.65
EV - OXFORD STRATEGIC INCOME FUND                                                                       $466,836.74
EV - SENIOR DEBT PORTFOLIO                                                                            $4,668,367.35
EV - TOLLI & CO                                                                                       $1,400,510.22
FIDELITY - FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND                $1,867,346.94
FLAGSHIP - FLAGSHIP CLO II                                                                            $2,801,020.41
FRANKLIN - FRANKLIN CLO III, LIMITED                                                                    $933,673.48
FRANKLIN - FRANKLIN CLO IV, LIMITED                                                                   $2,801,020.41
FRANKLIN - FRANKLIN FLOATING RATE DAILY ACCESS FUND                                                     $933,673.48
FRANKLIN - FRANKLIN FLOATING RATE MASTER SERIES                                                         $933,673.48
FRANKLIN - FRANKLIN FLOATING RATE TRUST                                                                 $933,673.48
GE CAPITAL - GENERAL ELECTRIC CAPITAL CORPORATION                                                    $14,640,000.00
GE BUSINESS CAPITAL CORPORATION                                                                       $6,405,000.00
GENERAL MOTORS WELFARE BENEFIT TRUST                                                                    $933,673.48
GMAM GROUP PENSION TRUST I                                                                            $2,801,020.41
GOLDENTREE - GOLDENTREE LOAN OPPORTUNITIES II, LIMITED                                                $3,734,693.87
GOLDENTREE - GOLDENTREE LOAN OPPORTUNITIES I, LIMITED                                                 $6,535,714.28
ING INV - ING PRIME RATE TRUST                                                                        $2,801,020.41
ING INV - ING SENIOR INCOME FUND                                                                      $1,400,510.22
ING INV - SEQUILS-PILGRIM I, LTD                                                                      $1,400,510.22
MARINER CDO 2002, LTD                                                                                 $2,745,000.00
MJX - VENTURE CDO 2002, LIMITED                                                                         $933,673.48
MJX - VENTURE II CDO, LIMITED                                                                           $933,673.48
ML - LONGHORN CDO (CAYMAN) LTD                                                                        $1,867,346.94
ML - LONGHORN CDO III, LTD.                                                                             $933,673.48
MORGAN STANLEY PRIME INCOME TRUST                                                                     $1,867,346.94
NATEXIS BANQUES POPULAIRES                                                                            $9,150,000.00
NAVIGATOR CDO 2003, LTD.                                                                              $2,745,000.00
OAKHILL - OAK HILL CREDIT PARTNERS III, LIMITED                                                       $3,734,693.87
OAKHILL - OAK HILL CREDIT PARTNERS I, LIMITED                                                         $4,668,367.35
OAKHILL - OAK HILL CREDIT PARTNERS II, LIMITED                                                        $5,602,040.83
OPPENHEIMER - HARBOURVIEW CLO IV, LTD.                                                                $1,400,510.22
OPPENHEIMER - HARBOURVIEW CLO V, LTD.                                                                 $1,400,510.22
OPPENHEIMER - OPPENHEIMER SENIOR FLOATING RATE FUND                                                   $3,967,741.94
PPM - PPM SHADOW CREEK FUNDING LLC                                                                    $4,201,530.61
PPM - PPM SPYGLASS FUNDING TRUST                                                                      $5,135,204.09
PRUDENTIAL - DRYDEN III - LEVERAGED LOAN CDO 2002                                                     $2,334,183.67

STANFIELD - STANFIELD CARRERA CLO, LTD.                                                               $1,867,346.94
STANFIELD - STANFIELD ARBITRAGE CDO, LTD.                                                             $1,867,346.94
SUN AMERICA - GALAXY CLO 1999-1, LTD.                                                                   $816,964.28
SUNAMERICA - SUNAMERICA LIFE INSURANCE COMPANY                                                        $1,633,928.59
T.ROWE PRICE - INNER HARBOR 2001-1 CBO                                                                  $933,673.48
TCW - C-SQUARED CDO LTD.                                                                              $1,867,346.94
TCW - FIRST 2004-I CLO, LTD.                                                                          $2,801,020.40
TCW - FIRST 2004-II CLO, LTD.                                                                         $1,333,819.25
TCW - LOAN FUNDING I LLC                                                                              $1,867,346.94
TCW - VELOCITY CLO, LTD.                                                                              $1,000,364.44
TCW SELECT LOAN FUND, LIMITED                                                                         $1,867,346.94
TORONTO DOMINION (NEW YORK), INC.                                                                     $3,734,693.87
TRAVELERS - CITICORP INSURANCE AND INVESTMENT TRUST                                                     $933,673.48
TRAVELERS - THE TRAVELERS INSURANCE COMPANY                                                           $1,867,346.94
TUSCANY CDO, LIMITED                                                                                  $2,801,020.41
UBS - PAR LOAN                                                                                        $1,665,816.33
VAN KAMPEN - VAN KAMPEN SENIOR INCOME TRUST                                                           $1,867,346.94

Total:                                                                                              $228,750,000.00
                                                                                                    ---------------

                                   EXHIBIT B


                            REAFFIRMATION AGREEMENT

                                 October , 2004

            Reference is made to the Credit Agreement, dated as of November 22, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among NATIONAL WATERWORKS HOLDINGS, INC., a Delaware corporation ("Holdings"), NATIONAL WATERWORKS, INC., a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders"), J.P. MORGAN SECURITIES INC. and GOLDMAN SACHS CREDIT PARTNERS L.P., as co-syndication agents, GENERAL ELECTRIC CAPITAL CORPORATION and ANTARES CAPITAL CORPORATION, as co-documentation agents, and UBS AG, STAMFORD BRANCH, as administrative agent (the "Administrative Agent").

            Each of [        ], as guarantors under the Guarantee and Collateral
Agreement, dated as of November 22, 2003, made by the undersigned corporations in favor of the Administrative Agent, for the benefit of the Lenders (the "Guarantee and Collateral Agreement"), hereby (a) consents to the transactions contemplated by the Third Amendment, dated as of October 26, 2004, to the Credit Agreement (the "Amendment"), and (b) acknowledges and agrees that the guarantees (and grants of collateral security therefor) contained in such Guarantee and Collateral Agreement are, and shall remain, in full force and effect after giving effect to the Amendment. The Borrower, as grantor and pledgor under the Guarantee and Collateral Agreement, hereby acknowledges and agrees that its grant of collateral security contained in the Guarantee and Collateral Agreement remains in full force and effect after giving effect to the Amendment.

                                NATIONAL WATERWORKS, INC.

                                By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                NATIONAL WATERWORKS HOLDINGS, INC.

                                By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                [
                                ------------------------------------------------
                                as a Subsidiary Guarantor

                                By:
                                      ------------------------------------------
                                      Name:
                                      Title:]